TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

EXHIBIT 10.182

ENVIRONMENTAL INDEMNITY

This ENVIRONMENTAL INDEMNITY (this “Indemnity”) is made as of April 8, 2013, by GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having an office at 180 East Broad Street, Columbus, Ohio 43215 (hereinafter called “Indemnitor”) to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation having an office at 730 Third Avenue, New York, New York 10017 (“Lender”).

Preliminary Statement

A.    Lender is about to make a loan (the “Loan”) to UPV Glimcher L.P., a Delaware limited partnership (“Borrower”), in the maximum principal amount of $55,000,000.00 as evidenced by a promissory note (the “Note”) dated the date of this Indemnity in the principal amount of the Loan.

B.     Borrower owns the fee interest in the real property (the “Land”) described in Exhibit “A”.

C.    Borrower’s obligations under the Note are secured by, among other things, a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (either of the foregoing being defined as the “Mortgage”), dated the date of the Note, that encumbers the Land, the improvements located on the Land and certain other property, rights and interests of Borrower, all as more particularly described in the Mortgage (collectively, the “Property”).

D.     To induce Lender to make the Loan and in consideration of the Loan, Indemnitor has agreed to provide certain indemnities.

NOW THEREFORE, in consideration of the matters described above and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Indemnitor agrees as follows:

1.    Definitions and Rules of Construction:

(a)    Capitalized terms used in this Indemnity and not specifically defined in this Indemnity are defined in Exhibit B of the Mortgage.

(b)    This Indemnity will be interpreted in accordance with the rules of construction set forth in Exhibit C of the Mortgage.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

(c)    “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, and by the Small Business Liability Relief and Brownfields Revitalization Act and by the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 and as further amended from time to time.

(d)    “Environmental Laws” is defined as all Laws pertaining to health, safety, protection of the environment, natural resources, conservation, wildlife, waste management, Hazardous Materials and pollution, including CERCLA.

(e)    “Environmental Problem” means any of the following:

(I)    the presence, reasonably suspected presence, or alleged presence of any Hazardous Materials on, in, under, or above all or any portion of the Property or any surrounding areas;

(II)    the release, reasonably suspected release, threatened release, or alleged release of any Hazardous Materials from or onto the Property;

(III)    the violation, reasonably suspected violation, threatened violation, or alleged violation of any Environmental Law with respect to the Property;

(IV)    the failure, reasonably suspected failure, threatened failure, or alleged failure to obtain or to abide by the terms or conditions of any permit or approval required under any Environmental Law with respect to the Property.

A condition described in clauses (I)-(IV) will be deemed to be an Environmental Problem regardless of whether or not any Government has taken any action in connection with the condition.

(f)    “Environmental Report” means a report that complies with the requirements set forth in Exhibit “B” as those requirements may be amended from time to time by Lender in Lender’s sole discretion and that is otherwise in form satisfactory to Lender, that is prepared by a person or entity with expertise in identifying and analyzing Environmental Problems that is selected by Lender (and, at Lender’s option, retained by Lender or by Indemnitor, but in either case at Indemnitor’s expense), that reports or describes, based on an assessment performed by or on behalf of that person or entity, Environmental Problems that are or may be in existence with respect to the Property.

(g)    “Government” means any federal, state or municipal governmental or quasi-governmental authority including any executive, legislative or judicial branch and any division, subdivision or agency of any of them and any entity to which any of them has delegated authority.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

(h)    “Hazardous Materials” is defined as (i) any by-product, chemical, compound, contaminant, pollutant, product, substance, waste or other material that is hazardous or toxic under any Environmental Law and (ii) any by-product, chemical, compound, contaminant, pollutant, product, substance, waste or other material, the abatement, cleanup, discharge, disposal, emission, exposure to, generation, handling, manufacture, possession, presence, release, removal, remediation, storage, transportation, treatment or use of which is controlled, prohibited or regulated by any Environmental Laws, including asbestos, petroleum, petroleum products and polychlorinated biphenyls and (iii) mold, mildew, fungi, bacteria, viruses and other microbial matter.

(i)    “Release” of any Hazardous Materials includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials in violation of Environmental Laws.

2.    Indemnity.

(a)    Indemnitor will, at its sole cost and expense, indemnify, defend (with counsel approved by Lender), protect, and hold harmless Lender and Lender’s officers, trustees, directors, shareholders, employees, and agents (collectively, “Lender’s Representatives”) against and from any and all damages, losses, liabilities, obligations, penalties, claims, sums paid in settlement of claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements, fines, encumbrances, liens, and expenses of any kind or of any nature whatsoever (collectively, the “Indemnified Expenses”) that may at any time (including after the repayment of the Loan or after foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance of the Property in lieu of foreclosure) be imposed upon, incurred by, or asserted or awarded against, Lender or any Lender Representative and that arise directly or indirectly from or out of any Environmental Problem, regardless of whether that Environmental Problem arises before or after the date of this Indemnity or before or after any repayment of the Loan or any conveyance of the Property by foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance in lieu of foreclosure, regardless (except as provided below) of whether or not that Environmental Problem is the fault of Borrower, Indemnitor, or any other person or entity, and regardless of whether or not the Environmental Problem was disclosed in any Environmental Report performed for, or on behalf of, Lender in connection with the Loan or whether or not Lender has actual constructive knowledge of the Environmental Problem from any other source.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

(b)    Indemnified Expenses include, but are not limited to the following: (i) costs incurred in the removal of Hazardous Materials, costs incurred in the investigation, monitoring, clean-up and containment of Hazardous Materials, costs incurred to mitigate damages, closure costs, costs incurred for remediation and restoration and other response costs in connection with an Environmental Problem; (ii) costs incurred to cure any violations of Environmental Laws; (iii) damages for personal injury or death, property loss, or other loss; (iv) civil and criminal fines and penalties in connection with an Environmental Problem; (v) costs incurred to remove any liens imposed by law in favor of the Government in connection with an Environmental Problem; (vi) attorneys’, accountants’, consultants’, and experts’ fees and disbursements, administrative costs, and other out-of-pocket expenses (including any such fees, disbursements, costs, and expenses incurred as a result of groundless, false, or fraudulent claims or proceedings) in connection with an Environmental Problem; (vii) diminution in the market value of the Property resulting from an Environmental Problem, to the extent actually realized; (viii) damages for injury to, destruction of, or loss of, natural resources; (ix) sums paid to tenants and other third parties (or offset against rents or other sums payable by such tenants and other third parties) for indemnification pursuant to leases or other agreements wherein such tenants or other third parties are entitled to indemnification or payment on account of Environmental Problems or pursuant to statutory or common law; (x) [intentionally omitted]; (xi) sums paid and any other liability to the Government, or any other person or entity for any costs in connection with an Environmental Problem; (xii) sums paid in satisfaction of judgments; (xiii) settlement costs in connection with an Environmental Problem; and (xiv) all other costs and expenses of any kind or nature in connection with an Environmental Problem.

(c)    Without limiting Indemnitor’s obligations under this Indemnity, in the event of any Environmental Problem, Lender may, in Lender’s sole discretion: (i) by notice to Indemnitor, obligate Indemnitor to take appropriate action to correct or ameliorate the Environmental Problem, in which event Indemnitor will take such action at Indemnitor’s sole expense; (ii) itself take appropriate action to correct or ameliorate the Environmental Problem, to the extent permitted under the Loan Documents and under the law, in which event Indemnitor will cooperate with Lender and will indemnify Lender for the costs incurred in taking such action in accordance with this Indemnity; and/or (iii) exercise any other rights or remedies that Lender may have; but Lender will have no obligation to do any of the foregoing. Lender will have the options described above whether or not action to correct or ameliorate the Environmental Problem is ordered by any court, Government, or other person or entity. For so long as (a) “UPV Glimcher L.P.” owns the Property, (b) neither Lender nor any other party is operating the Property under a mortgagee-in-possession or receivership arrangement, and (c) there is no outstanding default under the documents evidencing and securing the Loan, Lender will not be entitled to take the actions described in clause (ii) above unless Indemnitor fails to commence the actions required pursuant to (i) above within a reasonable period of time following receipt of Lender’s notice or Indemnitor fails at any time thereafter to diligently pursue such actions.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

(d)    If the Property is conveyed by foreclosure of the Mortgage, exercise of power of the sale under the Mortgage, or conveyance in lieu of foreclosure (any such conveyance being a “Foreclosure Conveyance”), then the indemnity provided for under this Indemnity will not apply to any Environmental Problem that arises solely after and not on or before the date of the conveyance unless the Environmental Problem results in whole or in part from acts or omissions by Indemnitor or Borrower or from acts or omissions prior to the date of the Foreclosure Conveyance by any other person or entity. The indemnity provided for under this Indemnity will apply, however, to Indemnified Expenses incurred after the date of the Foreclosure Conveyance (INCLUDING ANY INDEMNIFIED EXPENSES ATTRIBUTABLE TO THE SIMPLE, CONTRIBUTORY, OR COMPARATIVE NEGLIGENCE OR STRICT LIABILITY OF ANY PERSON OR ENTITY IN THE HANDLING AFTER THE DATE OF THE FORECLOSURE CONVEYANCE OF ANY ENVIRONMENTAL PROBLEM THAT EXISTED OR AROSE PRIOR TO THE FORECLOSURE CONVEYANCE, BUT EXCLUDING, HOWEVER, ANY INDEMNIFIED EXPENSES ATTRIBUTABLE TO OR ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSONS OR ENTITIES) that arise from any Environmental Problem in existence on or before the date of the Foreclosure Conveyance or any Environmental Problem otherwise not excluded from coverage under the immediately preceding sentence, even if that Environmental Problem is not discovered until after the date of the Foreclosure Conveyance. For purposes of this clause, a condition in existence on or before the date of the Foreclosure Conveyance will be deemed to be an Environmental Problem on or before that date even if the condition becomes an Environmental Problem as a result of a change in Environmental Laws that becomes effective after that date. Indemnitor will have the burden of proving that any Environmental Problem arises after the date of the Foreclosure Conveyance, and if Indemnitor is unable to satisfy that burden of proof, then Indemnitor’s obligations hereunder with respect to that Environmental Problem will be effective and will not be reduced or diminished.

(e)    Notwithstanding anything in this Indemnity to the contrary, the indemnity provided under this Indemnity will not apply to any Indemnified Expenses to the extent that they result from the gross negligence, willful misconduct or bad faith of Lender.

3.    Termination of Agreement upon Repayment. Lender will terminate this Indemnity effective as of the first anniversary (the “Repayment Anniversary”) of the repayment of the Loan provided that the following conditions are met:

(i)    The repayment is made at a time and in a manner permitted under the Loan Documents;

(ii)    Indemnitor pays to Lender all sums due under this Indemnity and Indemnitor is not in default under this Indemnity;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

(iii)    On the Repayment Anniversary, neither Lender nor Indemnitor is aware of any Environmental Problem and Indemnitor provides a certification to Lender, in form satisfactory to Lender, to that effect;

(iv)
If either Lender or any affiliate or subsidiary of Lender has, at any time or in any manner, participated in the management or control of, or taken possession of or title to, the Property or any portion thereof whether as mortgagee in possession or otherwise, or Lender has taken any action or exercised such dominion and control over the Property that, in Lender’s sole discretion, could cause Lender to be considered an “owner” or “operator” under CERCLA or to have similar status under any other Environmental Laws, or any receiver has at any time or in any manner participated in the management or control of, or taken possession of or title to, the Property or any portion thereof then, on the Repayment Anniversary, Lender receives an Environmental Report stating that as of the date of the assessment referred to in the Environmental Report (which date will be no earlier than 90 days prior to the Repayment Anniversary), no Environmental Problem is in existence; and

(v)    There have been no changes in Environmental Laws between the date of this Indemnity and the Repayment Anniversary that, in Lender’s sole judgment, increase the risk that, notwithstanding the satisfaction of the conditions described above, expenses of the nature described above as “Indemnified Expenses” will thereafter be imposed upon, incurred by, or asserted or awarded against, Lender or any of Lender’s Representatives.

If all of the conditions are satisfied, then Lender will execute and deliver to Indemnitor an instrument effecting such termination. No such termination will affect any rights or remedies, not derived from this Indemnity, that Lender may have against Indemnitor or Borrower with respect to Environmental Problems.

4.    Termination of Agreement upon Conveyance. Lender will terminate this Indemnity effective as of the fifth (5th) anniversary (the “Conveyance Anniversary”) of any Foreclosure Conveyance provided that the following conditions are met:

(i)    Indemnitor pays to Lender all sums due under this Indemnity and Indemnitor is not in default under this Indemnity;

(ii)    Lender receives an Environmental Report stating that as of the date of the assessment referred to in the Environmental Report (which date will be no earlier than 90 days prior to the Conveyance Anniversary), no Environmental Problem is in existence;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

(iii)    On the Conveyance Anniversary, neither Lender nor Indemnitor is aware of any Environmental Problem and Indemnitor provides a certification to Lender, in form satisfactory to Lender, to that effect; and

(iv)    There have been no changes in Environmental Laws between the date of this Indemnity and the Conveyance Anniversary that, in Lender’s sole judgment, increase the risk that, notwithstanding the satisfaction of the conditions described above, expenses of the nature described above as “Indemnified Expenses” will thereafter be imposed upon, incurred by, or asserted or awarded against, Lender or any of Lender’s officers, trustees, directors, shareholders, employees, or agents.

If all of the conditions are satisfied, then Lender will execute and deliver to Indemnitor an instrument effecting such termination. No such termination will affect any rights or remedies, not derived from this Indemnity, that Lender may have against Indemnitor or Borrower with respect to Environmental Problems.

5.    Indemnitor’s Obligations Independent. Indemnitor’s obligations under this Indemnity are independent of Borrower’s obligations under the Loan Documents. A separate action may be brought and prosecuted against Indemnitor under this Indemnity, whether or not an action is brought against Borrower under the Loan Documents and whether or not Borrower is joined in any action against Indemnitor.

6.    No Additional Security. This Indemnity is not given as additional security for the Loan, is entirely independent of the Loan and will not be measured or affected by any amounts at any time owing under the Loan Documents, the sufficiency or insufficiency of any collateral (including the Property) given to Lender to secure repayment of the Loan or the consideration given by Lender or any other party in order to acquire the Property. None of the obligations of Indemnitor will be in any way secured by the lien of the Mortgage or any other Loan Document.

7.    Survival of Obligations. Except as otherwise provided herein, Indemnitor’s obligations will survive repayment of the Loan and will survive any conveyance of the Property (including any Foreclosure Conveyance).

8.    Binding Obligation. This Indemnity will bind Indemnitor and the successors of Indemnitor. This Indemnity will inure to the benefit of Lender and the successors and assigns of Lender (including (a) any participants of Lender with respect to the Loan and any person or entity to which the Loan is transferred, (b) any person or entity to which the Property is conveyed by Foreclosure Conveyance (a “Foreclosure Transferee”), and (c) the successors and assigns of Lender or any other Foreclosure Transferee as owner of the Property).

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

9.    No Exculpation. The obligations of Indemnitor under this Indemnity are not limited or impaired by any provisions in the Loan Documents exculpating Borrower or Borrower’s partners, members, shareholders or principals from personal liability thereunder or limiting Lender’s recourse against Borrower or Borrower’s partners, members, shareholders or principals.

10.    Obligations Not Limited. The obligations of Indemnitor under this Indemnity are not limited or impaired by the accuracy or inaccuracy of the representations and warranties made by Borrower under the Loan Documents.

11.    Lender’s Right to Inspect Property. Upon Lender’s reasonable belief that an Environmental Problem exists or any time after the occurrence of an Event of Default, Lender will at all times be free to inspect the Property and to perform such other investigations and tests as Lender deems necessary in connection with this Indemnity (upon not less than 24 hours notice except in the event of an emergency), subject to the terms of any tenant lease, but Lender will not be obligated to do so.

12.    Waiver of Immunity. Indemnitor’s obligations under this Indemnity will apply to and include claims or actions brought by or on behalf of employees of Borrower and Indemnitor and Indemnitor waives any immunity to which Indemnitor may otherwise be entitled under any industrial or worker’s compensation laws.

13.    Subrogation. If Indemnitor fails to indemnify Lender as provided herein, Lender will be subrogated to any rights Indemnitor may have against third parties relating to the matters covered by this Indemnity.

14.    Lender’s Rights Not Limited. The rights of Lender under this Indemnity will be in addition to any other rights and remedies of Lender against Indemnitor under any other document or instrument now or hereafter executed by Indemnitor or at law or in equity (including any right of reimbursement or contribution pursuant to CERCLA) and will not in any way be deemed a waiver of any of such rights.

15.    Settlements. Indemnitor may settle any action or proceeding relating to an Environmental Problem only with Lender’s prior written consent.

16.    Defense of Lender. Indemnitor will conduct any defense of Lender by attorneys satisfactory to Lender. If Lender determines that the interests of Lender and Indemnitor in any action or proceeding conflict in such a manner and to such an extent as to require, consistent with applicable standards of professional responsibility, the retention of separate counsel for Lender and Indemnitor, then Lender may retain Lender’s own counsel at Indemnitor’s expense.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

17.    Interest on Payments Due. Indemnitor will pay to Lender, upon ten (10) business days’ notice any payment due from Indemnitor to Lender under this Indemnity and thereafter, Lender may charge interest at the Default Interest Rate for any unpaid amounts due hereunder.

18.    Fees and Expenses. Indemnitor will pay Lender’s reasonable attorneys’ fees and all other costs and expenses incurred by Lender in the enforcement of this Indemnity or in the collection of any sums due under this Indemnity.

19.    Access to Policies. Indemnitor will, at Lender’s request from time to time, provide Lender with copies of any general liability, environmental impairment, and other insurance policies held by Indemnitor that may cover any of Indemnitor’s obligations under this Indemnity. Without limiting in any manner Indemnitor’s obligations or Lender’s remedies under this Indemnity, if Indemnitor fails to pay any amounts due under this Indemnity within ten (10) business days of Lender’s request, at Lender’s request, Indemnitor diligently will pursue any claims under such policies for sums payable to Lender under this Indemnity and, if permitted under such policies, assign such claims to the extent of such sums to Lender.

20.    Governing Law. This Indemnity and the rights and obligations of the parties hereunder will in all respects be governed by, and construed and enforced in accordance with, the laws of the state or commonwealth in which the Property is located.

21.    Notices. All acceptances, approvals, consents, demands, notices, requests, waivers and other communications required or permitted to be given under this Indemnity must be in writing and (a) delivered personally by a process server providing a sworn declaration evidencing the date of service, the individual served, and the address where the service was made; (b) sent by certified mail, return receipt requested; or (c) delivered by nationally recognized overnight delivery service that provides evidence of the date of delivery (for next morning delivery if sent by overnight delivery service), in all cases with charges prepaid, addressed to the appropriate party at its address listed below:

If to Lender:	Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017
Attention: Director Global Real Estate/
Fixed Income
TIAA Authorization #AAA-7376
Investment ID. #0006950

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

with a

copy to:	Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017
Attention: Associate General Counsel, Director
Asset Management Law
TIAA Authorization #AAA-7376
Investment ID. #0006950

And                Commercial Loan Services
1500 City West, Suite 200
Houston, Texas 77042
Attention: Chief Legal Officer

If to Borrower:	Glimcher Properties Limited Partnership
180 East Broad Street
Columbus, Ohio 43215
Attn: General Counsel
TIAA Authorization #AAA-7376
Investment ID. #0006950

with a

copy to:	Glimcher Properties Limited Partnership
180 East Broad Street
Columbus, Ohio 43215
Attn: Director of Treasury
TIAA Authorization #AAA-7376
Investment ID. #0006950

Lender and Indemnitor each may change from time to time the address to which notices must be sent, by notice given in accordance with the provisions of this Section. All notices given in accordance with the provisions of this Section will be deemed to have been received on the earliest of (i) actual receipt; (ii) Indemnitor’s rejection of delivery; or (iii) 3 Business Days after having been deposited in any mail depository regularly maintained by the United States postal service, if sent by certified mail, or 1 Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery or on the date of personal service, if served by a process server.

Indemnitor will notify Lender prior to any change in Indemnitor’s legal name, place of business or state or commonwealth of organization, formation or incorporation.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

22.    No Environmental Problem. Indemnitor represents to Lender that Indemnitor is unaware of any Environmental Problem and promptly will notify Lender of any Environmental Problem of which Indemnitor becomes aware.

23.    Joint and Several Liability. If there is more than one Indemnitor: (i) the obligations of each Indemnitor are joint and several; (ii) a release of any one or more Indemnitor or any limitation of this Indemnity in favor of or for the benefit of one or more Indemnitors will not in any way be deemed a release of or limitation in favor of or for the benefit of any other Indemnitor; (iii) the unenforceability for any reason of this Indemnity against one or more Indemnitors will not affect or impair the obligations hereunder of any remaining Indemnitor; and (iv) a separate action hereunder may be brought and prosecuted against one or more Indemnitors. Each Indemnitor will have no right of contribution (including any right of contribution under CERCLA) or subrogation against any other Indemnitor unless and until all obligations of such Indemnitor have been satisfied. To the extent that any waiver of an Indemnitor’s rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, then those rights of subrogation or contribution will in any event be junior and subordinate to the rights of Lender against any Indemnitor under this Indemnity.

24.    Lender’s Right to Modify Loan. Indemnitor authorizes Lender without notice or demand and without affecting Indemnitor’s liability hereunder from time to time to: (a) change any of the terms of the Loan Documents or release Borrower from any obligations thereunder; (b) take and hold additional security for the payment of the indebtedness evidenced by the Loan Documents, and exchange, enforce, waive and release any such security; (c) release from the lien of the Mortgage all or part of the Property; or (d) apply the proceeds of the sale of the Property and direct the order or manner of a sale of the Property as Lender in its discretion may determine. Indemnitor’s liability hereunder will also not be affected by any such change, release, or application that arises by operation of law.

25.    Waivers. Indemnitor waives:

(a)    Presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment, non-performance or non-observance, and notice of acceptance of this Indemnity.

(b)    The right, if any, to the benefit of, or to direct the application of, any security held by Lender, including the Property; and, until all of the indebtedness evidenced by the Note has been paid in full, all rights of subrogation, any right to enforce any remedy which Lender now has or hereafter may have against Borrower, and any right to participate in any security now or hereafter held by Lender;

(c)    The right to require Lender to proceed against Borrower or to proceed against any security now or hereafter held by Lender or to pursue any other remedy in Lender’s power;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

(d)    The benefits, if Indemnitor is entitled to any benefits, of any or all anti-deficiency statutes or suretyship laws, including any rights, defenses or remedies it may have under (1) Chapter 43 and Section 17.001 of the Texas Civil Practice and Remedies Code and Texas Rule of Civil Procedure 31, including without limitation, notice, discharge, levy and subrogation, and (2) Sections 51.003 through 51.005 of the Texas Property Code, relating to deficiency judgments;

(e)    Any defense arising out of the absence, impairment, or loss of any right of reimbursement or subrogation or other right or remedy of Indemnitor against Borrower or against any security resulting from the exercise of election of any remedies by Lender, including a judicial foreclosure or the exercise of the power of sale under the Mortgage, and any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation, from any cause, of the liability of Borrower;

(f)    The benefit of or right to assert any statute of limitations affecting Indemnitor’s liability hereunder or the enforcement thereof to the extent permitted by law;

(g)    Any homestead exemption rights;

(h)    Any right to deferral or modification of Indemnitor’s obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding regarding Indemnitor;

(i)    Any defense arising out of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding regarding Borrower, or the death of Borrower; and

(j)    Any other rights and remedies afforded by applicable law.

26.    No Third-Party Beneficiary. Subject to paragraph 8 hereof, no party will be a third-party beneficiary under this Indemnity and no provision of this Indemnity will operate or inure to the use and benefit of a third party.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

27.    Waiver of Jury Trial. Indemnitor and Lender expressly hereby waive all rights to a trial by jury in any Proceeding in connection with this Indemnity against each other. This waiver is knowingly, intentionally and voluntarily made by Indemnitor and Lender and Indemnitor and Lender each expressly acknowledge that no party or person acting on behalf of either party has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Indemnitor further acknowledges that Indemnitor has been represented (or has had the opportunity to be represented) in the signing of this Indemnity and in the making of this waiver by independent legal counsel, selected of Indemnitor’s own free will, and that Indemnitor has had the opportunity to discuss this waiver with counsel. Lender, by accepting this Indemnity acknowledges that Lender has been represented (or has had the opportunity to be represented) in the signing of this Indemnity and in the making of this waiver by independent legal counsel, selected of Lender’s own free will, and that Lender has had the opportunity to discuss this waiver with counsel. Indemnitor and Lender further acknowledges that each has read and understands the meaning and ramifications of this Indemnity and, specifically, this waiver provision.

28.    Subordination. Any (a) rights and claims that Indemnitor may now have or hereafter acquire against Borrower or any other guarantor of all or any of the Loan that arise from the existence or performance of Indemnitor’s obligations under this Indemnity, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Lender against Borrower or any collateral which Lender now has or hereafter acquires (all such claims and rights are referred to as “Indemnitor’s Conditional Rights”), and (b) any other indebtedness of Borrower now or hereafter owed to or held by Indemnitor (all such other indebtedness is referred to as “Indemnitor-Borrower Indebtedness”) will be subordinate to Lender’s right to full payment and performance of the Loan and will not be enforced unless and until the Loan is fully paid and performed. If, notwithstanding the foregoing provisions, any amount will be paid to any Indemnitor on account of any such Indemnitor’s Conditional Rights or Indemnitor-Borrower Indebtedness and either (i) such amount is paid to such Indemnitor at any time when the Loan is unpaid or Borrower is not in full compliance with all of the terms, covenants and provisions of the Loan Documents, or (ii) regardless of when such amount is paid to such Indemnitor, any payment made by Borrower to Lender is at any time determined to be a Preferential Payment (defined below), then such amount paid to such Indemnitor will be held in trust for the benefit of Lender and will forthwith be paid to Lender to be credited and applied upon the Loan, whether matured or unmatured, in such order as Lender, in its sole and absolute discretion, will determine. The term “Preferential Payment” means any payment all or any part of which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether pursuant to any bankruptcy act or otherwise.

29.    Obligation Not Diminished. If Borrower pays any sum otherwise payable by Indemnitor under this Indemnity and such sum must be repaid to Borrower pursuant to any bankruptcy or insolvency law, then Indemnitor’s obligation to pay such sum under this Indemnity will not be diminished and will continue in full force and effect.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

30.    No Duty to Disclose. Lender will have no duty to disclose or report to Indemnitor any information now or hereafter known to Lender regarding the Property or the Borrower including information regarding any Environmental Problem or circumstances that could result in an Environmental Problem.

31.    Severability. If any term of this Indemnity or any application of any such term is deemed invalid, illegal, or unenforceable, the remainder of this Indemnity and any other application of such term remains effective.

32.    No Waiver. No delay in exercising any right or power hereunder will operate as a waiver, and no waiver of any right or power or consent by Lender will be valid unless in writing. The failure of Lender to insist upon strict compliance with any of the terms of this Indemnity will not be considered to be a waiver of any such terms, nor will it prevent Lender from insisting upon strict compliance with this Indemnity at any time thereafter.

33.    No Oral Amendment. No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

34.    Counterparts. This Indemnity may be executed in two or more counterparts which together will constitute a single original document.

35.    Captions. Captions used in this Indemnity are for reference only and do not describe or limit the substance, scope or intent of this Indemnity or of the individual section.

36.    Certain Agreements and Waivers by Indemnitor.

(a) Real property in the state of Texas described in the Deed of Trust secures the Loan. Indemnitor unconditionally and irrevocably waives any rights, defenses or remedies it may have under (1) Chapter 43 and Section 17.001 of the Texas Civil Practice and Remedies Code and Texas Rule of Civil Procedure 31, including without limitation, notice, discharge, levy and subrogation, and (2) Sections 51.003 through 51.005 of the Texas Property Code, relating to deficiency judgments.

(b) Indemnitor hereby agrees that neither Lender's rights or remedies nor Indemnitor's obligations under the terms of this Indemnity shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, circumstances or rights, and the liability of Indemnitor under this Indemnity shall be absolute and unconditional irrespective of:

(1)    any claim or defense that this Indemnity was made without consideration or is not supported by adequate consideration;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

(2)    any homestead exemption or any other exemption under applicable law;

(3)    any surrender, abandonment, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Indemnified Expenses;

(4)    any failure of Lender to notify Indemnitor of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Indemnitor any notice of any kind under any circumstances with respect to or in connection with the Indemnified Expenses, any and all rights to notice Indemnitor may have otherwise had being hereby waived by Indemnitor, and the Indemnitor shall be responsible for obtaining for itself information regarding the Borrower, including, but not limited to, any changes in the business or financial condition of the Borrower, and the Indemnitor acknowledges and agrees that the Lender shall have no duty to notify the Indemnitor of any information which the Lender may have concerning the Borrower.

(5)    if for any reason Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Indemnified Expenses or pay the amount thereof to someone else;

(6)    the making of advances by Lender to protect its interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents;

(7)    the existence of any claim, counterclaim, set‑off or other right that Indemnitor may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Indemnity, the Note, the Deed of Trust, or any other Loan Document; or

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

(8)    the unenforceability of all or any part of the Indemnified Expenses against Borrower, whether because the Indemnified Expenses exceed the amount permitted by law or violate any usury law, or because the act of creating the Indemnified Expenses, or any part thereof, is ultra vires, or because the officers or Persons creating the Indemnified Expenses acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower's obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Indemnitor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Indemnified Expenses, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Indemnified Expenses).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE ON FOLLOWING PAGE]

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

IN WITNESS WHEREOF, Indemnitor has caused this Indemnity to be executed as of the date first written above.

INDEMNITOR:

GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By: /s/ Mark E. Yale
Mark E. Yale, Executive Vice
President, Chief Financial
Officer and Treasurer

STATE OF OHIO            §
                    §
COUNTY OF     FRANKLIN        §
BEFORE ME, the undersigned authority, on this day personally appeared Mark E. Yale, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said limited partnership, and that (s)he executed the same as the act of such limited partnership for the purposes and consideration therein expressed, and in the capacity therein stated.
GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of April, 2013.
Rochelle J. Reed
Notary Public
Print Name: Rochelle J. Reed
My Commission Expires:

SEAL:

October 24, 2017

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

Exhibit “A”

Description of Property

BEING a tract of land situated in the Wm. D. Conner Survey, Abstract Number 288, the Adam Vogt Survey, Abstract Number 1585 and the Thomas White Survey, Abstract Number 1636 and being all of Lot A-R-1, Block 2 of Michael Hughes Estates, an addition to the City of Fort Worth, Tarrant County, Texas, recorded in Volume 388-211, Page 50, Plat Records, Tarrant County, Texas, and all of Lot 5R-4, Block 2 recorded in Cabinet “A”, Slide Number 2186 and Plat Records and being the same as that tract of land described by deed to UPV Corporation as recorded in Volume 14993, page 334, Deed Records of said county, and being more particularly described by metes and bounds as follows:
BEGINNING at a 5/8 inch iron rod found in the west right-of-way of South University Drive (a variable width right-of-way) and being the most easterly southeast corner of said Lot 5R-4, said rod being the northeast corner of a tract of land to FW Investments, LTD as recorded in Volume 12526, Page 1915 said Deed Records of said County;
THENCE N 89°40’07”W, 406.88 feet, along the north line of said FW Investments tract to a 5/8 inch iron rod found being the northwest corner of said FW Investments tract;
THENCE S 00°26’48”E, 133.65 feet to a 1/2 inch iron rod found being the most westerly southwest corner of said FW Investments tract, said rod being along the east right-of-way of Wabash Avenue (50 foot right-of-way);
THENCE S 89°47’01”W, 50.06 feet to an “X” cut set along the westerly right-of-way of said Wabash Avenue;
THENCE S 00°25’14”E, 56.41 feet, along the said westerly right-of-way of Wabash Avenue to a 5/8 inch iron rod found capped “Dunaway”, said rod being the northeast corner of Block 2, Michael Hughes Estates as recorded in Volume 388-X, Page 142 said Plat Records;
THENCE S 89°35’08”W, 274.50 feet with the north line of said Block 2, and the north line of Lot 6-J-R, Block 2, Michael Hughes Estates as recorded in Volume 388-48, Page 591 said Plat Records, to a 3/4 inch iron rod found at the northwest corner of said Lot 6-J-R;
THENCE N 00°18’12”W, 234.18 feet to a 5/8 inch iron rod found, said rod being the northeast corner of Lot 6A, Block 2 Michael Hughes Estates as recorded in Volume 388-K, Page 271 said Plat Records;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

THENCE S 89°35’03”W, along the north line of said Lot 6A, block 2, a distance of 309.96 feet to a 1/2 inch iron rod found in the easterly right-of-way of Rogers Road (a 60 foot right-of-way), said rod being the southwest corner of said Lot 5R-4;
THENCE along the said easterly right-of-way of Rogers Road the following courses and distances;
N 00°16’35”W, 170.24 feet to a 5/8 inch iron rod capped “PELOTON” set at the beginning of a curve to the right
With said curve to the right, an arc distance of 47.78 feet, through a central angle of 41°37’14”, having a radius of 65.78 feet, the long chord which bears N 20°31’55”E, 46.74 feet to a 5/8 inch iron rod capped “PELOTON” set;
N 41°20’25”E, 72.40 feet to a 5/8 inch iron rod found capped “Dunaway”;
S 89°58’36”W, 13.32 feet to a 5/8 inch iron rod found capped “Dunaway”;
N 41°20’01”E, 772.43 feet to a 5/8 inch iron rod found;
N 51°47’23”E, 136.81 feet to a 1/2 inch iron rod found, said rod being the west corner of that certain tract of land conveyed by deed to Engineer Business Center, LLC as recorded in Volume 15543, page 96 of County Records Tarrant County, Texas;
THENCE S 37°32’28”E, 105.10 feet to a 5/8 inch iron rod capped “PELOTON” set, said rod being in the northwesterly line of said Lot A-R-1;
THENCE N 52°01’39”E, 187.67 feet to a fence corner post, from which a 1/2 inch iron rod found bears S 03°10’12”W, a distance of 0.81 feet;
THENCE S 04°21’19”E, 98.90 feet to an “X” cut found, said “X” being the southwest corner of that certain tract of land conveyed by deed to Victron Stores, LP, as recorded in instrument Number D205130557, said County Records;
THENCE N 89°47’59”E, 107.44 feet to a 5/8 inch iron rod capped “PELOTON” set, from which a 5/8 inch iron rod bound bears N 89°52’11”E, 1.29 feet, said iron rod being in the westerly right-of-way of said South University Drive;
THENCE along the said westerly right-of-way of South University Drive the following courses and distances;
S 04°02’49”E, 50.24 feet to a 5/8 inch iron rod found capped “Dunaway”;
S 03°36’19”E, 485.75 feet to a 5/8 inch iron rod found;

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

S 03°40’59”E, 59.98 feet to a 5/8 inch iron rod capped “PELOTON” set;
N 89°11’20”E, 2.57 feet to a 5/8 inch iron rod capped “PELOTON” set, from which a 5/8 inch iron rod found bears S 25°11’16”W, 0.55 feet;
S 03°26’40”E, 38.56 feet to a 5/8 inch iron rod found for the beginning of a curve to the right;
With said curve to the right, an arc distance of 90.79 feet, through a central angle of 01°50’53”, having a radius of 2814.79 feet, the long chord which bears S 02°24’29”E, 90.79 feet to a 5/8 inch iron rod capped “PELOTON” set;
THENCE S 00°02’28”W, 185.01 feet to the Point of Beginning and containing 795,094 square feet or 18.253 acres of land more or less.

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098

TIAA Authorization ID # AAA-7376
TIAA Inv. ID # 0006950

Exhibit “B”

Environmental Report

An Environmental Report will consist of the following:

(i)    a Phase 1 environmental assessment conducted by an environmental consultant in accordance with ASTM Standard E 1527 (Standard Practice for Environmental Site Assessment Process); and

(ii)    if requested by Lender, a Phase 2 environmental assessment conducted by the environmental consultant consisting of physical tests of the Property (such as tests of the soil, water, air and building material samples).

TIAA Authorization ID # AAA-7376; TIAA Inv. ID # 0006950
University Park Village
Environmental Indemnity
15389795v.3 / 73828-000098